UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement

On March 26, 2020, Alexandria Real Estate Equities, Inc. (the “Company”) issued and sold $700,000,000 aggregate principal amount of the Company’s 4.900% Senior Notes due 2030 (the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.

The Notes are governed by the terms of an Indenture, dated as of March 3, 2017 (the “Base Indenture”), by and among the Company, as issuer, Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), and Branch Banking and Trust Company, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 12, dated as of March 26, 2020 (the “Twelfth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee.

The Notes bear interest at a rate of 4.900% per year, from and including March 26, 2020 or the most recent interest payment date to which interest has been paid, and are payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2020. The Notes mature on December 15, 2030. The Notes are fully and unconditionally guaranteed, on a senior basis, by the Guarantor (“Guarantee”), are the unsecured senior obligations of the Company and rank equally with each other and the Company’s existing and future unsecured senior indebtedness.

The Company has the option to redeem all or a part of the Notes at any time or from time to time. Before September 15, 2030, the redemption price for the Notes will equal the sum of (i) 100% of the principal amount of the Notes being redeemed, (ii) accrued and unpaid interest thereon, if any, to, but excluding, the date of the redemption, and (iii) a make-whole amount. On or after September 15, 2030, the redemption price for the Notes will be equal to the sum of 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

The Indenture contains covenants that, among other things, limit the ability of the Company, the Guarantor and the Company’s subsidiaries to (i) consummate a merger, consolidation or sale of all or substantially all of the Company’s assets and (ii) incur secured or unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications.

The Indenture also provides for customary events of default. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, the principal of and accrued and unpaid interest, if any, on all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture with respect to a series of the Notes occurs and is continuing, the Trustee or holders of not less than 25% in principal amount of the then outstanding Notes of such series may declare all the Notes of such series to be due and payable immediately.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture, the Twelfth Supplemental Indenture and the form of the Notes and Guarantee, which are filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

In connection with the sale of the Notes, the Company and the Guarantor entered into an Underwriting Agreement, dated March 23, 2020 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

On March 23, 2020, the Company issued a press release announcing the offer of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

On March 23, 2020, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated March 23, 2020, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Citigroup Global Markets Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Underwriters named therein.

4.1*	Indenture, dated as of March 3, 2017, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Branch Banking and Trust Company, as trustee, filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2017.

4.2	Supplemental Indenture No. 12, dated as of March 26, 2020, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Branch Banking and Trust Company, as trustee.

4.3	Form of 4.900% Senior Note due 2030 (included in Exhibit 4.2 above).

5.1	Opinion of Venable LLP.

5.2	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

23.1	Consent of Venable LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 5.2).

23.3	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1).

99.1	Press Release, dated March 23, 2020.

99.2	Press Release, dated March 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(*) Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: March 26, 2020	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer